SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported):  November 15, 1999
                                                    (November 9, 1999)


                          STERLING COMMERCE, INC.
                 -----------------------------------------
             (Exact Name of Registrant as Specified in Charter)

        State of Delaware              1-14196              75-2623341
   ----------------------------      ------------        ------------------
   (State or Other Jurisdiction      (Commission          (IRS Employer
        of Incorporation)            File Number)        Identification No.)


    300 Crescent Court, Suite 1200, Dallas, Texas                  75201
    --------------------------------------------------------     ----------
    (Address of Principal Executive Offices)                     (Zip Code)

    Registrant's telephone number, including area code     (214) 981-1100

                            -------------------


 ITEM 5.   Other Events.

      As of November 9, 1999, the Board of Directors of Sterling Commerce, Inc. (the "Company") amended certain provisions of the Company's Bylaws, including without limitation, the period of time during which notices of stockholder proposals must be delivered to the Company to be presented at an annual meeting.

      A copy of the Amended and Restated Bylaws is attached hereto as
 Exhibit 3.3. The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is filed as an exhibit to this report.


 ITEM 7.  Financial Statements and Exhibits.

 (c)  Exhibits.

 Exhibit No.        Description
 -----------        -----------
    3.3             Amended and Restated Bylaws of the Company as in
                    effect on November 9, 1999




                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      STERLING COMMERCE, INC.
                                      --------------------------------------
                                      (Registrant)


 Date:  November 15, 1999             By:  /s/  Albert K. Hoover
                                         -----------------------------------
                                         Albert K. Hoover
                                         Executive Vice President, Secretary
                                         and General Counsel